Provisions	12 Months Ended
Dec. 31, 2022
Provisions [abstract]
Provisions
22.
Provisions

Provisions consist of the following (in thousands):

	Dilapidations provision	Share-based payments employment taxes provision	Provision for withholding taxes	Other provisions	Total
Current liabilities
At January 1, 2021	$-	$12,105	$4,100	$10,941	$27,146
Additional provision in the year	178	2	-	3,606	3,786
Release of provision in the year	-	(4,427)	-	(584)	(5,011)
Utilized provision in the year	(308)	-	(3,500)	(9,233)	(13,041)
Transfer from non-current provisions	277	-	1,901	-	2,178
Foreign exchange	(5)	-	-	(468)	(473)
At December 31, 2021	142	7,680	2,501	4,262	14,585
Additional provision in the year	101	-	-	5,814	5,915
Release of provision in the year	-	-	(1)	(940)	(941)
Utilized provision in the year	(16)	-	-	(2,772)	(2,788)
Transfer from non-current provisions	954	(5,432)	-	-	(4,478)
Foreign exchange	(118)	-	-	(122)	(240)
At December 31, 2022	$1,063	$2,248	$2,500	$6,242	$12,053

Non-current liabilities
At January 1, 2021	$5,670	$115,032	$7,400	$1,011	$129,113
Additional provision in the year	2,125	2,135	-	-	4,260
Transfer to current provisions	(277)	-	(1,901)	-	(2,178)
Release of provision in the year	(284)	(45,987)	(500)	(168)	(46,939)
Utilized provision in the year	(4)	(22,516)	-	(841)	(23,361)
Foreign exchange	(292)	(60)	-	2	(350)
At December 31, 2021	6,938	48,604	4,999	4	60,545
Additional provision in the year	1,320	-	-	-	1,320
Transfer to current provisions	(954)	5,432	-	-	4,478
Release of provision in the year	(48)	(49,351)	-	(4)	(49,403)
Utilized provision in the year	(70)	(4,204)	-	-	(4,274)
Foreign exchange	(375)	(125)	-	-	(500)
At December 31, 2022	$6,811	$356	$4,999	$-	$12,166

The dilapidations provision reflects the best estimate of the cost to restore leasehold property in line with the Group’s contractual obligations. Based on a detailed analysis the Group has estimated a liability of $7.9 million (2021: $7.1 million). In estimating the liability, the Group has made assumptions which are based on past experience. Assuming the leases are not extended, the Group expects the economic outflows to match the contractual end date of the leases. The leases have an average lease term of eight years with an average of five years remaining.

The share-based payments employment taxes provision reflects the best estimate of the cost to settle employment related taxes in connection with the Group's share-based payments. This is based on the most recent share price and the number of share options vested and un-exercised, or expected to vest where the Group has a future obligation to settle employment related taxes. The Group had estimated a liability of $2.6 million as of December 31, 2022 (2021: $56.3 million). When a share option is exercised, the liability for employment related taxes becomes due to the relevant tax authority. During 2022, $4.2 million (2021: $22.5 million) was transferred from provisions to trade and other payables. We expect the provision to be fully utilized in 7.66 years (2021: 8.11 years), being the weighted average remaining contracted life of options outstanding at December 31, 2022. It is likely that this provision will be utilized over a shorter period, however, this is dependent on when the option holder decides to exercise, which the Group is not in control of.